Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Commodities Strategy Fund
Emerging Markets Bond Strategy Fund
Energy Fund
Europe 1.25x Strategy Fund
Inverse Emerging Markets 2x Strategy Fund
Inverse High Yield Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Inverse S&P 500® Strategy Fund
Japan 2x Strategy Fund
Weakening Dollar 2x Strategy Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 23, 2016 to the currently effective Statutory Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

On September 16, 2016, the Board of Trustees of Rydex Series Funds approved a reverse share split of the issued and outstanding shares of the above-listed Funds, pursuant to which shareholders will receive one share in exchange for the number of shares of each Fund they currently own, as follows:

Fund	Split Ratio (New to Old Shares)
Commodities Strategy Fund	1:12
Emerging Markets Bond Strategy Fund	1:4
Energy Fund	1:4
Europe 1.25x Strategy Fund	1:6
Inverse Emerging Markets 2x Strategy Fund	1:6
Inverse High Yield Strategy Fund	1:4
Inverse NASDAQ-100® Strategy Fund	1:4
Inverse S&P 500® Strategy Fund	1:6
Japan 2x Strategy Fund	1:4
Weakening Dollar 2x Strategy Fund	1:6

The reverse share split for the Commodities Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse S&P 500® Strategy Fund and Weakening Dollar 2x Strategy Fund is scheduled to occur after the close of markets on or after October 28, 2016, with shares being offered on a split-adjusted basis on or after October 31, 2016. The reverse share split for the Emerging Markets Bond Strategy Fund, Energy Fund, Inverse High Yield Strategy Fund, Inverse NASDAQ-100® Strategy Fund and Japan 2x Strategy Fund is scheduled to occur after the close of markets on or after November 4, 2016, with shares being offered on a split-adjusted basis on or after November 7, 2016.

As a result of the reverse share split, a multiple of shares owned of each Fund, as specified in the above chart (i.e., four, six or twelve), will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The table below illustrates the effect of hypothetical reverse share splits on a shareholder’s investment:

Hypothetical One for Four Reverse Share Split (1:4 or 1-for-4)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	40	$5.00	$200.00
Post-Reverse Share Split	10	$20.00	$200.00

Hypothetical One for Six Reverse Share Split (1:6 or 1-for-6)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	60	$5.00	$300.00
Post-Reverse Share Split	10	$30.00	$300.00

Hypothetical One for Twelve Reverse Share Split (1:12 or 1-for-12)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	120	$5.00	$600.00
Post-Reverse Share Split	10	$60.00	$600.00

Please retain this supplement for future reference.

RDX-COMBO-SUP-0916x0817

Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Financial Services Fund
S&P 500® Pure Value Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated September 23, 2016 to the currently effective Statutory Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”).

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On September 16, 2016, the Board of Trustees of Rydex Series Funds approved a share split of the issued and outstanding shares of the above-listed Funds, pursuant to which shareholders will receive two shares in exchange for every one share of each Fund they currently own. The share split is scheduled to occur after the close of markets on or after October 28, 2016. The shares of the Funds will be offered on a split-adjusted basis on or after October 31, 2016.

As a result of the share split, every one share owned of each Fund will be exchanged for two shares. Accordingly, the share split will have the effect of increasing the number of each Fund’s issued and outstanding shares and proportionately decreasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The share split provides shareholders of each Fund with additional shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the share split. In addition, the share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The table below illustrates the effect of a hypothetical 2:1 share split on a shareholder’s investment:

Hypothetical Two for One Share Split (2:1 or 2-for-1)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Share Split	20	$5.00	$100.00
Post-Share Split	40	$2.50	$100.00

Please retain this supplement for future reference.

RDX-COMB0-SUP2-0916x0817